UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 9, 2011

CHINACAST EDUCATION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33771	20-178991
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 08, 20/F, One International Financial Centre, 1 Harbour View Street Central, Hong Kong
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (852) 3960 6506

____________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 9, 2011, ChinaCast Education Corporation (the “Company”) issued a press release.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Important Additional Information and Where to Find it

The press release attached hereto may be deemed to be solicitation material in respect of the proposals to be voted upon at the Annual Meeting of Stockholders (“Annual Meeting”) on December 21, 2011 at 9:00 a.m. Beijing Standard Time (which is equivalent to December 20, 2011 at 8:00 p.m. U.S. Eastern Standard Time) described in the Company’s definitive proxy statement on Schedule 14A, filed by the Company on November 15, 2011, as supplemented by a supplement thereto filed by the Company on December 8, 2011.  The Company has filed with, or furnished to the Securities and Exchange Commission (the “SEC”), all relevant materials, including a definitive proxy statement on Schedule 14A, and has mailed the definitive proxy statement on Schedule 14A to its shareholders.  INVESTORS AND SHAREHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THESE MATERIALS AND OTHER MATERIALS FILED WITH OR FURNISHED TO THE SEC, AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE ANNUAL MEETING AND THE PERSONS SOLICITING PROXIES IN CONNECTION WITH THE PROPOSALS TO BE VOTED UPON AT THE ANNUAL MEETING.  This press release is not a substitute for any proxy statement or other filings that may be made with the SEC.  Shareholders are able to obtain copies of the Company’s definitive proxy statement and the supplemental filings thereto by contacting Advantage Proxy by calling +1- (877) 870-8565 (toll-free).  In addition to receiving the Company’s definitive proxy statement and the supplement thereto by mail, shareholders also are able to obtain these documents, as well as other filings containing information about the Company and proposals to be voted upon at the Annual Meeting and related matters, without charge, from the SEC’s website (http://www.sec.gov) or at the SEC’s public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549.  In addition, these documents can be obtained, without charge, by contacting the Company at the following address and/or phone number:

Suite 08, 20F, One International Financial Centre
1 Harbour View Street, Central, Hong Kong

Certain of the Company’s officers and employees may be deemed participants in the solicitation of proxies in respect of the proposals.  Information about the Company’s executive officers and directors can be found in its Annual Report on Form 10-K for the year ended December 31, 2010, filed with the SEC on March 16, 2011.  Additional information regarding the interests of such potential participants is included in the definitive proxy statement.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	Press Release dated December 9, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINACAST EDUCATION CORPORATION

Dated: December 12, 2011	By:	/s/ Antonio Sena
Name: Antonio Sena
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated December 9, 2011